EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. § 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of US SolarTech, Inc., (the “Company”) for the quarter ended September 30, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Mohd Aslami, Chief Executive Officer, President and Chief Technology Officer of the Company, and Steven Phillips, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to our knowledge, that:

1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Mohd Aslami
Mohd Aslami
Chief Executive Officer, President and Chief Technology Officer (Principal Executive Officer)

Date: December 28, 2009

/s/ Steven Phillips
Steven Phillips
Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

Date: December 28, 2009